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                                                                      EXHIBIT 24
                               POWER OF ATTORNEY
     Each Director and each Officer of Public Service Electric and Gas Company whose signature appears below hereby appoints Robert C. Murray and James T.
Foran, the agents for service named in this Registration Statement, as attorneys-in-fact, to execute in the name of each such person and to file with the Securities and Exchange Commission this Registration Statement and any and all amendments, including post-effective amendments to this Registration
Statement.
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                      Signature                                       Title                        Date
                   E. JAMES FERLAND                      Chairman of the Board and Chief      January 20, 1998
                   E. James Ferland                      Executive Officer and Director
                                                         (Principal Executive Officer)
                   ROBERT C. MURRAY                      Executive Vice President --          January 20, 1998
                   Robert C. Murray                      Finance
                                                         (Principal Financial Officer)
                   PATRICIA A. RADO                      Vice President and Controller        January 20, 1998
                   Patricia A. Rado                      (Principal Accounting Officer)

                   LAWRENCE R. CODEY                     Director                             January 20, 1998
                   Lawrence R. Codey
                   RAYMOND V. GILMARTIN                  Director                             January 20, 1998
                   Raymond V. Gilmartin
                   IRWIN LERNER                          Director                             January 20, 1998
                   Irwin Lerner

                   FORREST J. REMICK                     Director                             January 20, 1998
                   Forrest J. Remick
                   CONRAD K. HARPER                      Director                             January 20, 1998
                   Conrad K. Harper
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